Significant Subsidiaries - 12.31.2018 Exhibit 21.1

Entity	Jurisdiction
AC US Fund VIII Blocker Manager LLC	Delaware
ACE II GP LLC	Delaware
ACE III GP (Cayman), L.P.	Cayman Islands
ACE III GP (Scotland) LLP	Scotland
ACE III GP LLC	Delaware
ACE III Managing Member Limited	Scotland
ACE III Second Member Limited	Scotland
ACE IV GP LLC	Delaware
ACF GP, LLC	Delaware
ACF Management Investment LLC	Delaware
ACOF Investment Management LLC	Delaware
ACOF IV ATD Co-Invest Management LLC	Delaware
ACOF IV UPM Series 2 GP LLC	Delaware
ACOF IV UPM Series 2 GP, L.P.	Delaware
ACOF Management III GP LLC	Delaware
ACOF Management III, L.P.	Delaware
ACOF Management IV GP LLC	Delaware
ACOF Management IV, L.P.	Delaware
ACOF Management V GP LLC	Delaware
ACOF Management V, L.P.	Delaware
ACOF Operating Manager III, LLC	Delaware
ACOF Operating Manager IV, LLC	Delaware
AEIF Kleen GP, LLC	Delaware
AEIF Linden GP, LLC	Delaware
AEPEP (Cayman) GP II, L.P.	Cayman Islands
AEPEP (Scotland) GP II, L.L.P.	Scotland
AEPEP (Scotland) II Limited	Scotland
AEPEP (Scotland) Manager II Limited	Scotland
AEPEP GP II LLC	Delaware
AEPEP II (Asset Manager) Limited	England & Wales
AEPEP II N GP, L.P.	Delaware
AF IV Energy AIV GP, L.P.	Delaware
AF IV Energy Sub GP LLC	Delaware
AF V Energy I AIV GP, L.P.	Delaware
AGF US Fund VIII Blocker Manager LLC	Delaware
AI Holdco LLC	Delaware
AM Services AUS Pty Ltd	Delaware
AOF Holdco LLC	Delaware
Apollo Real Estate Management GP V, LLC	Delaware

Significant Subsidiaries - 12.31.2018 Exhibit 21.1

Apollo Real Estate Management V, L.P.	Delaware
APSecurities Manager LP	Delaware
AREG Makena Blocker Manager LLC	Delaware
AREG Makena Management, L.P.	Delaware
AREG Star And Garter Co-Invest Advisors GP, LLC	Delaware
AREG-MA Co-Invest Incentive GP, LLC	Delaware
Ares Administrative Services (DIFC) Limited	UAE
Ares AI Holdings L.P.	Delaware
Ares AMWH Holdings, Inc.	Delaware
Ares Asia Management (HK), Limited	Hong Kong
Ares Asia Management (US) LLC	Delaware
Ares Asia Management, Ltd.	Cayman Islands
Ares ASIP VII GP, LLC	Delaware
Ares ASIP VII Management, L.P.	Delaware
Ares Capital Euro GP II, L.P.	Cayman Islands
Ares Capital Europe IV GP (Delaware), L.P.	Delaware
Ares Capital Management II LLC	Delaware
Ares Capital Management III LLC	Delaware
Ares Capital Management LLC	Delaware
Ares CCF GP Limited	Cayman Islands
Ares CCF GP LLC	Delaware
Ares CCF GP, L.P.	Cayman Islands
Ares Centre Street GP, Inc.	Delaware
Ares Centre Street Management, L.P.	Delaware
Ares CLO Management XXXI, L.P.	Delaware
Ares CLO Management XXXIII, L.P.	Delaware
Ares Commercial Finance GP LP	Delaware
Ares Commercial Finance Management LP	Delaware
Ares CSF LLP	Scotland
Ares CSF Management I GP LLC	Delaware
Ares CSF Management I, L.P.	Cayman Islands
Ares CSF Operating Manager I LLC	Delaware
Ares Debt Holdings GP LLC	Delaware
Ares ECSF II (B) GP, L.P.	Cayman Islands
Ares ECSF II GP LLC	Delaware
Ares ECSF III (A) GP LLC	Delaware
Ares ECSF III (A) GP, L.P.	Cayman Islands
Ares ECSF VII (Palo Verde) GP LLC	Delaware
Ares ECSF VII (Palo Verde) GP, L.P.	Cayman Islands
Ares EIF Management V LLC	Delaware

Significant Subsidiaries - 12.31.2018 Exhibit 21.1

Ares EIF Management V, L.P.	Delaware
Ares Enhanced Credit Opportunities Investment Management II, LLC	Delaware
Ares European Operations S.à r.l.	Luxembourg
Ares European Real Estate Advisors (Lux) V S.à r.l.	Luxembourg
Ares European Real Estate Advisors GP IV, L.P.	Delaware
Ares European Real Estate Advisors GP IV, LLC	Delaware
Ares European Real Estate Advisors GP V, LLC	Delaware
Ares European Real Estate Advisors V, L.P.	Delaware
Ares Finance Co. LLC	Delaware
Ares Fund IV Debt Holdings GP, L.P.	Delaware
Ares Holdco LLC	Delaware
Ares Holdings Inc.	Delaware
Ares Holdings L.P.	Delaware
Ares ICOF II Capital Investors GP LLC	Delaware
Ares ICOF II GP, LLC	Delaware
Ares ICOF II Management, LLC	Delaware
Ares ICOF III GP LLC	Delaware
Ares ICOF III GP LP	Delaware
Ares ICOF III Management LP	Delaware
Ares ICOF Management II GP LLC	Delaware
Ares Initial GP Limited	England & Wales
Ares Initial Limited Partner Limited	England & Wales
Ares Institutional Credit GP LLC	Delaware
Ares Institutional High Yield GP LLC	Delaware
Ares Insurance Partners, Ltd.	Cayman Islands
Ares Investment Advisors (Shanghai) Co., Ltd.	China
Ares Investments Holdings LLC	Delaware
Ares Investments Intermediate Holdings, Ltd.	Cayman Islands
Ares Investments L.P.	Delaware
Ares Investor Services LLC	Delaware
Ares Life Holdings LLC	Delaware
Ares Management Consolidated Holdings LLC	Delaware
Ares Management Holdings L.P.	Delaware
Ares Management Limited	England & Wales
Ares Management LLC	Delaware
Ares Management UK (GP) Limited	Scotland
Ares Management UK Limited	England & Wales
Ares Management Worldwide Holdings LLC	Delaware
Ares Management, Inc.	Delaware
Ares Master Employee Co-Invest 2015 GP LLC	Delaware

Significant Subsidiaries - 12.31.2018 Exhibit 21.1

Ares Offshore Holdings L.P.	Cayman Islands
Ares Offshore Holdings, Ltd.	Cayman Islands
Ares Operations LLC	Delaware
Ares PCS Management GP, LLC	Delaware
Ares PCS Management, L.P.	Delaware
Ares RE Management Consolidated Holdings, LLC	Delaware
Ares Real Estate Acquisition SPV LLC	Delaware
Ares Real Estate Investment Holdings	Cayman Islands
Ares Real Estate Management Holdings, LLC	Delaware
Ares Sponsor Inc.	Delaware
Ares UK CSF GP, L.P.	Scotland
Ares UK CSF Limited	England & Wales
Ares US Real Estate Dev and Redev Capital Advisors II, LLC	Delaware
Ares US Real Estate Development and Redevelopment Advisors II, L.P.	Delaware
Ares US Real Estate IX Advisors, L.P.	Delaware
Ares US Real Estate IX Capital Advisors, LLC	Delaware
Ares US Real Estate VIII Capital Advisors, LLC	Delaware
Ares US Real Estate VIII Management, LLC	Delaware
Ares VEF VIII Co-Investors, LLC	Delaware
Ares Capital Europe IV GP S.À R.L.	Luxembourg
ASSF Management GP S1 LLC	Delaware
ASSF Management IV GP LLC	Delaware
ASSF Management IV, L.P.	Delaware
ASSF Operating Manager IV, L.P.	Delaware
Burnbury Nominee Limited	England & Wales
EIF Calypso GP, LLC	Delaware
EIF Channelview GP, LLC	Delaware
EIF Oregon GP, LLC	Delaware
EIF Risk Management, LLC	Delaware
EIF RM Holdco, LLC	Delaware
GAM US Fund VIII Blocker Manager LLC	Delaware
HRL US Fund VIII Blocker GP LLC	Delaware
KF-AVEF VIII Investors, Inc.	Delaware